SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2000

                            NATIONAL FUEL GAS COMPANY
             (Exact name of registrant as specified in its charter)

                 New Jersey                1-3880          13-1086010
     (State or other jurisdiction     (Commission File    (IRS Employer or
      incorporation)                   Number)             Identification No.)

                  10 Lafayette Square, Buffalo, New York        14203
                  (Address of principal executive offices)      (Zip Code)

       Registrant's telephone number, including area code: (716) 857-6980



ITEM 5.  OTHER EVENTS

         On October 25, 2000, National Fuel Gas Company (the "Company") and its subsidiary, Seneca Resources Corporation, issued press releases regarding their earnings for the fourth quarter and fiscal year ended September 30, 2000. Copies of these press releases are hereby incorporated by reference and made a part of this Current Report as Exhibit 99(a) and 99(b), respectively. Neither the filing of any press release as an exhibit to this Current Report nor the inclusion in such press release of a reference to the Company's internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company's internet address is not part of this Current Report or any other report filed by the Company with the Securities and Exchange Commission.

         As disclosed in the attached press releases, the Company held a public conference call regarding these results on October 26, 2000. During the course of that call, the Company indicated that Seneca Resourses Corporation's spot price assumptions for fiscal 2001 were $3.50 per thousand cubic feet ("Mcf") of natural gas and $22.39 per barrel ("bbl") of oil. In fact, Seneca Resources Corporation's spot price assumptions for fiscal 2001 are $3.98 per Mcf for natural gas and $25.51 per bbl for oil.

         (This previous sentence is a "forward-looking statement" as defined by the Private Securities Litigation Reform Act of 1995. While the Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis, actual results may differ materially from those in the forward-looking statement. Furthermore, such statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update the statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. In addition to other factors, the following are important factors that could cause actual results to differ materially from the statement: changes in economic conditions, demographic patterns and weather conditions, and changes in the availability and/or price of natural gas and oil.)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)    Exhibits

           Exhibit 99(a) - Press Release issued October 25, 2000 regarding National Fuel Gas Company earnings for the fourth quarter

           Exhibit 99(b) - Press Release issued October 25, 2000 regarding Seneca Resources Corporation earnings for the fourth quarter


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NATIONAL FUEL GAS COMPANY



                                   By: /s/James R. Peterson
                                       ------------------------
                                            James R. Peterson
                                            Assistant Secretary

                                 EXHIBIT INDEX


         Exhibit Number               Description

         99(a) Press Release issued October 25, 2000 regarding National Fuel Gas Company earnings for the fourth quarter

         99(b) Press Release issued October 25, 2000 regarding Seneca Resources Corporation earnings for the fourth quarter